Exhibit 99.1

Lesaka's FY2026 Results: Lesaka delivers FY2026 guidance across all metrics, exceeds Adjusted EPS range and achieves GAAP profitability

JOHANNESBURG, September 9, 2026 - Lesaka Technologies, Inc. (Nasdaq: LSAK; JSE: LSK) today released results for the fourth quarter ("Q4 2026") and full year of fiscal 2026 ("FY2026").

FY2026 performance1:

All growth rates are year-on-year between FY2026 and fiscal year 2025 ("FY2025").

Group Level	USD (In thousands, except per share data)		ZAR (In thousands, except per share data)

	FY26	FY25	FY26	FY25	YoY%
Revenue	721,554	659,701	12,180,962	11,980,399	1.7%
Net Revenue(2)	374,873	291,241	6,325,012	5,291,353	20%
Operating Income (Loss)(3)	12,681	(27,966)	208,496	(496,573)	nm
Net Income (Loss) attributable to Lesaka(3)	2,758	(90,957)	39,838	(1,645,521)	nm
Group Adjusted EBITDA(2)(3)	75,742	49,822	1,274,588	906,573	41%
Basic Earnings (Loss) per Share(3)	0.03	(1.19)	0.51	(20.12)	nm
Adjusted Earnings(2)(3)	32,232	9,124	539,279	163,752	229%
Adjusted Earnings per Share(2)(3)	0.39	0.12	6.51	2.10	210%

Segment Level	USD (In thousands)		ZAR (In thousands)
	FY26	FY25	FY26	FY25	YoY%
Merchant
Revenue	509,335	526,600	8,609,898	9,562,360	(10%)
Net Revenue(2)	183,233	164,846	3,096,246	2,995,106	3%
Segment Adjusted EBITDA(3)	35,533	35,329	601,573	641,509	(6%)
Consumer
Revenue	142,631	96,008	2,401,720	1,744,429	38%
Segment Adjusted EBITDA	46,193	23,949	775,027	435,193	78%
Enterprise
Revenue	74,730	42,554	1,255,617	773,057	62%
Net Revenue(2)	54,151	35,848	913,319	651,265	40%
Segment Adjusted EBITDA	8,119	1,287	136,164	23,724	474%

(1) Average exchange rates for FY2026 and for FY2025 were ZAR 16.91 to $1 and ZAR 17.90 to $1, respectively.

(2) Non-GAAP measure. Refer to Attachment A of press release for full reconciliation of non-GAAP measures.

(3) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026. Also refer to Immaterial revision of prior period information section below.

Q4 2026 performance1:

All growth rates are calculated on a year-on-year basis between Q4 2026 and the fourth quarter of FY2025 ("Q4 2025").

Group Level	USD (In thousands, except per share data)		ZAR (In thousands, except per share data)

	Q4 FY26	Q4 FY25	Q4 FY26	Q4 FY25	YoY%
Revenue	188,321	168,467	3,104,689	3,080,538	0.8%
Net Revenue(2)	98,496	82,005	1,623,810	1,498,721	8%
Operating Income(3)	6,309	(28,610)	104,071	(509,603)	nm
Net Income (Loss) attributable to Lesaka (3)	3,219	(31,298)	52,895	(559,721)	nm
Group Adjusted EBITDA(2)(3)	22,258	16,509	366,855	301,768	22%
Basic Earnings (Loss) per Share(3)	0.04	(0.39)	0.66	(6.97)	nm
Adjusted Earnings(2)(3)	12,072	4,057	198,709	74,695	166%
Adjusted Earnings per Share(2)(3)	0.15	0.05	2.40	0.90	166%

Segment Level	USD (In thousands)		ZAR (In thousands)
	Q4 FY26	Q4 FY25	Q4 FY26	Q4 FY25	YoY%
Merchant
Revenue	123,388	128,958	2,034,628	2,358,795	(14%)
Net Revenue(2)	44,199	44,396	728,804	811,626	(10%)
Segment Adjusted EBITDA(3)	7,421	10,010	122,404	182,890	(33%)
Consumer
Revenue	40,614	27,911	669,465	509,834	31%
Segment Adjusted EBITDA	15,375	8,878	253,338	161,880	56%
Enterprise
Revenue	26,103	12,295	430,005	224,649	91%
Net Revenue(2)	15,467	10,395	254,950	190,001	34%
Segment Adjusted EBITDA	3,302	823	54,394	15,309	255%

(1) Average exchange rates for Q4 2026 and for Q4 2025 were ZAR 16.49 to $1 and ZAR 17.87 to $1, respectively.

(2) Non-GAAP measure. Refer to Attachment A of press release for full reconciliation of non-GAAP measures.

(3) Revised Q4 FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026. Also refer to Immaterial revision of prior period information section below.

Commenting on the results, Lesaka Executive Chairman Ali Mazanderani said, "I am delighted that Lesaka delivered on all of its FY2026 guidance metrics, exceeded the top end of our Adjusted EPS guidance range and achieved full-year GAAP profitability for the first time since Lesaka was effectively created in 2022. FY2026 was a milestone year for Lesaka, and we enter FY2027 with real momentum and a platform built for strong, sustainable growth. Looking ahead, I am pleased to share our medium-term ambitions, which includes Adjusted EPS CAGR in excess of 40% over the next three years."

Outlook: First Quarter 2027 ("Q1 2027") and Full Fiscal Year 2027 ("FY 2027") guidance

While we report our financial results in USD, we measure our operating performance in ZAR, and as such we provide our guidance accordingly.

For FY2027, the year ending June 30, 2027, we expect:

  Net Revenue between ZAR 7.0 billion and ZAR 7.7 billion
  Group Adjusted EBITDA between ZAR 1.45 billion and ZAR 1.60 billion
  Adjusted earnings per share between ZAR 7.50 and ZAR 8.50

For Q1 FY2027, the quarter ending September 30, 2026, we expect:

  Net Revenue between ZAR 1.58 billion and ZAR 1.66 billion
  Group Adjusted EBITDA between ZAR 200 million and ZAR 240 million
  Adjusted earnings per share between ZAR 0.40 and ZAR 0.60

Q1 FY2027 guidance reflects both seasonality and expected once-off restructuring costs in the merchant business. FY2027 guidance includes the impact of the pending Bank Zero acquisition (subject to regulatory approval by the Financial Surveillance Department of the South African Reserve Bank and other customary closing conditions) and excludes any unannounced mergers and acquisitions that we may conclude.

We have provided outlook regarding Net Revenue, Group Adjusted EBITDA and Adjusted earnings per share, which are non-GAAP financial measures and exclude certain revenue and charges. We have not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of the control of Lesaka and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Earnings Presentation for Q4 FY2026 Results

Our earnings presentation will be posted to the Investor Relations page of our website prior to our earnings call.

Webcast Registration

Link to access the results webcast: https://www.corpcam.com/Lesaka10092026

Participants using the webcast will be able to submit questions during the live Question and Answer session. Link to conference call dial-in registration via Chorus Call:
https://services.choruscall.it/DiamondPassRegistration/register?confirmationNumber=7689509&linkSecurityString=174b56677f

Dial in details and individual pin to be provided on registration. Participants using the conference call dial-in will be able to ask their questions during the live Question and Answer session.

Following the presentation, an archived version of the webcast will be provided on Lesaka's Investor Relations website.

Immaterial revision of prior period information

While preparing our Annual Report on Form 10-K for the year ended June 30, 2026, we determined that certain intercompany transactions processed in previous periods were incorrectly recorded, and which resulted in the incorrect amount of deferred income taxes recorded in our consolidated balance sheet, consolidated statements of operations, consolidated statement of comprehensive loss, consolidated statement of changes in equity, consolidated statement of cash flows and related notes to the consolidated financial statements included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q since June 30, 2025, and these filings were incorrect.

We also determined that the presentation of the number of shares and amounts used for common stock and treasury shares and the amount of additional paid-in capital in our consolidated balance sheets and consolidated statement of changes in equity and related notes to the consolidated financial statements included in previously filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q since June 30, 2006, were incorrect. In these previous filings, shares of our common stock repurchased by us were incorrectly presented as treasury shares. Under the Florida Business Corporation Act, shares acquired directly by the issuing corporation are restored by operation of Florida law to the status of authorized but unissued shares. However, shares repurchased by a company are presented as treasury shares if (i) there is a provision in a corporation's articles of incorporation designating the repurchase of a corporation's shares as treasury shares, or (ii) in the case of a corporation whose shares are registered on a national securities exchange, the repurchased shares that have been designated as treasury shares in the corporation's bylaws or in resolutions of its board of directors. Shares repurchased by us were not designated as treasury shares under (i) or (ii) as described in the preceding sentence.

We assessed the materiality of these errors and changes in presentation on prior period consolidated financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99"Materiality" and SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements". Based on this assessment, we concluded that previously issued financial statements were not materially misstated based upon overall considerations of both quantitative and qualitative factors.

For additional information refer to Note 1 to our Form 10-K for the year ended June 30, 2026, as filed with the SEC.

Use of Non-GAAP Measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of Group Adjusted EBITDA, Net Revenue, Adjusted Earnings, Adjusted Earnings per Share, and headline (loss) earnings per share are non-GAAP measures. Refer to Attachment A for a reconciliation of these non-GAAP measures.

Non-GAAP Measures

Group Adjusted EBITDA

Group Adjusted EBITDA is net income (loss) before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on impairment/disposal of equity-accounted investments), impairment loss, earnings (loss) from equity-accounted investments, stock-based compensation charges and once-off items. Once-off items represent non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Net Revenue

Net revenue is a non-GAAP financial measure. Revenue is the financial measure calculated in accordance with GAAP that is most directly comparable to net revenue. We generate revenue from the provision of transaction-processing services through our various platforms and service offerings. We use these platforms to (a) sell prepaid airtime vouchers ("Pinned Airtime")  which is held as inventory, and (b) distribute pre-paid solutions including prepaid airtime vouchers (which we do not hold as inventory) ("Pinless Airtime"), prepaid electricity, gaming vouchers, and other products, to users of our platforms. We act as a principal when we sell Pinned Airtime held as inventory and record revenue and cost of sales on a gross basis when sold. We act as an agent in a transaction when we provide pre-paid solutions through our various platforms and services offerings because we do not control the good or service to be provided and we recognize revenue based on the amount that we are contractually entitled to receive for performing the distribution service on behalf of our customers using our platform. Our revenue under GAAP can fluctuate materially due to changes in the revenue mix between these revenue categories. Net Revenue is a non-GAAP measure and is calculated as revenue presented under GAAP less (i) the cost of Pinned Airtime sold by us, and (ii) commissions paid to third parties selling all other agency-based pre-paid solutions (including Pinless Airtime, electricity and other products) provided through our distribution channels. We believe that the use of Net Revenue is meaningful to users of financial information because it seeks to eliminate the impact of the change in the revenue mix from the revenue categories over the periods presented.

Adjusted earnings and Adjusted earnings per share

Adjusted earnings and Adjusted earnings per share is GAAP net income (loss) and income (loss) per share adjusted for the amortization of acquisition-related intangible assets (net of deferred taxes), stock-based compensation charges, and unusual non-recurring items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Adjusted earnings and Adjusted earnings per share for fiscal 2026 also includes adjustments related to the loss on impairment of equity-accounted investments, impairment loss, ATM exit expenses and impairments, reversal of allowance for doubtful loans receivable, Lesaka rebrand refresh expenses (net of tax), income recognized related to closure of legacy businesses (net of tax), changes in the fair value of equity securities (net of deferred tax), loss on disposal of equity securities, other income and intangible asset amortization, net related to non-controlling interests.

Adjusted earnings and Adjusted earnings per share for fiscal 2025 also includes adjustments related to changes in the fair value of equity securities (net of deferred tax), impairment loss related to goodwill and intangible assets, an adjustment for deferred tax adjustments to the valuation allowance for a subsidiary which released its valuation allowance related to net operating losses in full during Q4 2025, loss on disposal of equity-accounted investments and intangible asset amortization, net related to non-controlling interests.

Management believes that the Group Adjusted EBITDA, Adjusted earnings and Adjusted earnings per share metrics enhance its own evaluation, as well as an investor's understanding of our financial performance. Attachment A presents the reconciliation between GAAP net income (loss) attributable to Lesaka and these non-GAAP measures and the reconciliation between the basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP and the denominator used for Adjusted earnings per share.

Headline earnings (loss) per share ("HEPS")

The inclusion of HEPS in this press release is a requirement of our listing on the JSE. HEPS basic and diluted is calculated using net income (loss) which has been determined based on GAAP. Accordingly, this may differ to the headline (loss) earnings per share calculation of other companies listed on the JSE as these companies may report their financial results under a different financial reporting framework, including, but not limited to, International Financial Reporting Standards.

HEPS basic and diluted is calculated as GAAP net income (loss) adjusted for the loss on sale of equity-accounted investments, impairment losses related to our equity-accounted investments, impairment losses and (profit) loss on sale of property, plant and equipment. Attachment C presents the reconciliation between our net income (loss) used to calculate earnings (loss) per share basic and diluted and HEPS basic and diluted and the calculation of the denominator for headline diluted earnings (loss) per share.

About Lesaka Technologies, Inc. (www.lesaka.tech)

Lesaka operates a South African fintech company driven by a purpose to provide financial services, software and other business services to Southern Africa's underserviced consumers and merchants. We offer an integrated and holistic multiproduct platform that provides transactional accounts, lending, insurance, merchant acquiring, cash management, software and Alternative Digital Products ("ADP"). We provide targeted solutions and integrations to facilitate payments between consumers, merchants, and enterprises. By providing a full-service fintech platform in our connected ecosystem, we facilitate the digitization of commerce in our markets.

Lesaka has a primary listing on NASDAQ (NASDAQ:LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesaka.tech for additional information about Lesaka.

Forward-Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "could," "would," "may," "will," "intends," "outlook," "focus," "seek," "potential," "mission," "continue," "goal," "target," "objective," derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future financial results and future financing and business opportunities are forward-looking statements. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in our Form 10-K for the fiscal year ended June 30, 2026, as filed with the SEC, as well as other documents we have filed or will file with the SEC. We assume no obligation to update the information in this press release, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Information included in press release

All information is unaudited unless otherwise noted or accompanied by an audit opinion and is subject to the more comprehensive information contained in our SEC reports and filings. All information speaks as of the last fiscal quarter or year for which we have filed a Form 10-K or Form 10-Q, or for historical information the date or period expressly indicated in or with such information.

Investor Relations and Media Relations Contacts:

Idris Dungarwalla

Email: idris.dungarwalla@lesakatech.com

Media Relations Contact:

Ian Harrison

Email: Ian@thenielsennetwork.com

Lesaka Technologies, Inc.

Attachment A

Reconciliation of GAAP income (loss) attributable to Lesaka to Group Adjusted EBITDA:

Three months and year ended June 30, 2026 and 2025, and three months ended March 31, 2026

	Three months ended			Year ended
	June 30,		Mar 31,	June 30,
	2026	2025	2026	2026	2025
Income (Loss) attributable to Lesaka - GAAP(A)	$3,219	$(31,298)	$552	$2,758	$(90,957)
Add net loss attributable to non-controlling interest	-	178	115	246	130
Net income (loss)	3,219	(31,476)	437	2,512	(91,087)
Earnings from equity accounted investments	(49)	(25)	(56)	(215)	(114)
Net income (loss) before earnings from equity-accounted investments	3,170	(31,501)	381	2,297	(91,201)
Income tax (expense) benefit (A)	(598)	(6,714)	1,503	1,429	(15,982)
Income (Loss) before income tax expense	2,572	(38,215)	1,884	3,726	(107,183)
Loss on disposal of equity securities	-	-	-	730	-
Other income	-	-	-	(3,883)	-
Change in fair value of equity securities	-	5,676	378	(2,593)	59,828
Net loss on impairment/ disposal of equity-accounted investment	-	-	-	584	161
Reversal of allowance for doubtful loans receivable	-	-	(1,500)	(1,500)	-
Impairment loss (1)	1,431	18,863	1,916	3,347	18,863
Unrealized (gain) loss FV for currency adjustments	(37)	(79)	181	(53)	23
Operating income (loss) after PPA amortization and net interest (non-GAAP)	3,966	(13,755)	2,859	358	(28,308)
PPA amortization (amortization of acquired intangible assets)	5,782	7,796	6,044	30,441	21,384
Operating income (loss) before PPA amortization after net interest (non-GAAP)	9,748	(5,959)	8,903	30,799	(6,924)
Interest expense (A)	4,425	4,573	4,477	18,506	21,824
Interest income	(688)	(644)	(1,154)	(2,889)	(2,596)
Operating income (loss) before PPA amortization and net interest (non-GAAP)	13,485	(2,030)	12,226	46,416	12,304
Depreciation and amortization (excluding amortization of intangibles)	4,559	2,997	4,499	16,905	12,337
Interest adjustment	-	283	-	-	(2,195)
Stock-based compensation charges	1,829	2,032	1,334	6,969	9,550
Once-off items (refer below)	2,385	13,227	2,553	5,452	17,826
Group Adjusted EBITDA - Non-GAAP(A)	$22,258	$16,509	$20,612	$75,742	$49,822

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

(1) Impairments excludes an amount of $0.7 million which is included in the caption exit of ATM business in the table below.

	Three months ended			Year ended
	June 30,		Mar 31,	June 30,
	2026	2025	2026	2026	2025
Once-off items comprises:
Lesaka brand refresh	$2,017	-	$984	$3,001	$-
Exit of ATM business	-	-	1,599	1,599	-
Transaction costs	264	$173	466	1,103	1,794
Transaction costs related to Adumo, Utilities and Bank Zero acquisitions	104	12,985	144	389	16,159
Income recognized related to closure of legacy businesses	-	-	(579)	(579)	-
Indirect taxes provision release	-	69	(61)	(61)	(127)
Total once-off items	$2,385	$13,227	$2,553	$5,452	$17,826

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued.

Rebrand relates to costs incurred related to Lesaka's new brand launched in November 2025, we expect that it will take the remainder of the 2026 calendar year to roll out the refreshed brand throughout the organization. These are non-recurring costs incurred as a necessary step in a set of strategic initiatives designed to create a "One Lesaka" identity for our customers and our employees.

Exit of ATM business includes expenses incurred to exit our ATM business and the impairment of ATMs recorded in property, plant and equipment.

Income recognized related to closure of legacy businesses represents (i) gains recognized related to the release of the foreign currency translation reserve on deconsolidation of a subsidiary and (ii) costs incurred related to subsidiaries which we are in the process of deregistering/ liquidating and therefore we consider these costs non-operational and ad hoc in nature.

Indirect tax provision release relates to the reversal of a non-recurring indirect tax provision created in fiscal 2023 which was resolved in fiscal 2025 following settlement of the matter with the tax authority.

Reconciliation of Revenue under GAAP to Net Revenue:

Three months and year ended June 30, 2026 and 2025, and three months ended March 31, 2026

	Three months ended			Year ended
	June 30,		Mar 31,	June 30,
	2026	2025	2026	2026	2025
Revenue - GAAP	$188,321	$168,467	$183,051	$721,554	$659,701
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(89,825)	(86,462)	(86,683)	(346,681)	(368,460)
Net Revenue (non-GAAP)	$98,496	$82,005	$96,368	$374,873	$291,241
Net Revenue / Revenue - GAAP	52%	49%	53%	52%	44%

Merchant segment revenue (before eliminations) - GAAP	$123,388	$128,958	$127,078	$509,335	$526,600
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(79,189)	(84,562)	(81,152)	(326,102)	(361,754)
Merchant Net Revenue (non-GAAP)	$44,199	$44,396	$45,926	$183,233	$164,846

Enterprise segment revenue (before eliminations) - GAAP	$26,103	$12,295	$18,978	$74,730	$42,554
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(10,636)	(1,900)	(5,531)	(20,579)	(6,706)
Enterprise Net Revenue (non-GAAP)	$15,467	$10,395	$13,447	$54,151	$35,848

Reconciliation of GAAP net income (loss) and earnings (loss) per share, basic, to Adjusted earnings and earnings per share, basic:

Three months ended June 30, 2026 and 2025

	Net income (loss) (USD '000)		E(L)PS, basic (USD)		Net income (loss) (ZAR '000)		E(L)PS, basic (ZAR)
	2026	2025	2026	2025	2026	2025	2026	2025
GAAP(A)	3,219	(31,298)	0.04	(0.39)	52,895	(559,721)	0.66	(6.97)

Intangible asset amortization, net	4,221	5,691			69,597	103,359
Stock-based compensation charge	1,829	2,032			30,103	37,157
Lesaka rebrand refresh, net of tax	1,390	-			22,923	-
Impairment loss	1,045	18,371			17,140	326,195
Transaction costs	368	13,158			6,051	237,741
Release of valuation allowance related to deferred tax asset in Lesaka Financial Services(A)	-	(9,525)			-	(170,555)
Change in fair value of equity securities, net	-	5,676			-	101,377
Amortization of intangible assets, net of tax - equity accounted investments	-	(117)			-	(2,091)
Other	-	69			-	1,233
Adjusted(A)	12,072	4,057	0.15	0.05	198,709	74,695	2.40	0.90

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Year ended June 30, 2026 and 2025

	Net income (loss) (USD '000)		E(L)PS, basic (USD)		Net income (loss) (ZAR '000)		E(L)PS, basic (ZAR)
	2026	2025	2026	2025	2026	2025	2026	2025
GAAP (A)	2,758	(90,957)	0.03	(1.19)	39,838	(1,645,521)	0.51	(20.12)

Intangible asset amortization, net	22,222	15,610			377,750	279,522
Stock-based compensation charge	6,969	9,550			117,922	173,470
Other	(3,883)	(127)			(65,353)	(2,275)
Change in fair value of equity securities, net	(2,593)	49,294			(43,957)	897,634
Impairment loss (1)	2,961	18,371			49,242	326,195
Lesaka rebrand refresh, net of tax	2,108	-			34,808	-
ATM exit expenses and impairments	1,599	-			26,792	-
Transaction costs	1,492	17,953			25,245	324,175
Reversal of allowance for doubtful loans receivable	(1,500)	-			(25,132)	-

Income recognized related to closure of legacy businesses, net	(848)	-			(14,208)	-
Loss on disposal of equity securities	730	-			12,286	-
Net loss on impairment/disposal of equity-accounted investment	584	161			10,342	2,886
Intangible asset amortization, net related to non-controlling interest	(367)	(282)			(6,296)	(5,097)
Release of valuation allowance related to deferred tax asset in Lesaka Financial Services (A)	-	(10,449)			-	(187,237)
Adjusted(A)	32,232	9,124	0.39	0.12	539,279	163,752	6.51	2.10

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

(1) Impairments excludes an amount of $0.7 million which is included in the caption ATM exit expenses and impairments.

Calculation of the denominator for Adjusted earnings per share

	Three months ended June 30,		Year ended June 30,
	2026	2025	2026	2025
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	82,076	81,186	82,088	76,466
In the money stock options	702	643	702	643
Acquisition related shares	-	915	-	915
Weighted average number of shares used to calculate Adjusted earnings per share	82,778	82,744	82,790	78,024

Weighted average number of shares used to calculate Adjusted earnings per share represents basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of stock options that are in the money at the reporting date and shares to be issued related to acquisitions.

Attachment B

Unaudited Condensed Consolidated Financial Statements

LESAKA TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Operations

	Unaudited		Unaudited
	Three months ended		Year ended
	June 30,		June 30,
	2026	2025	2026	2025
	(In thousands)		(In thousands)

REVENUE	$188,321	$168,467	$721,554	$659,701

EXPENSE

Cost of goods sold, IT processing, servicing and support (A)	125,596	120,082	490,834	487,186
Selling, general and administration (A)	41,055	32,042	153,473	123,727
Allowance for credit losses	3,485	2,312	12,796	8,011
Depreciation and amortization	10,341	10,793	47,346	33,721
Impairment loss	1,431	18,863	4,035	18,863
Transaction costs related to Adumo, Utilities and Bank Zero acquisitions	104	12,985	389	16,159

OPERATING INCOME (LOSS)	6,309	(28,610)	12,681	(27,966)
CHANGE IN FAIR VALUE OF EQUITY SECURITIES	-	(5,676)	2,593	(59,828)
OTHER INCOME	-	-	3,883	-

LOSS ON IMPAIRMENT/DISPOSAL OF EQUITY-ACCOUNTED INVESTMENT	-	-	584	161

LOSS ON DISPOSAL OF EQUITY SECURITIES	-	-	730	-

REVERSAL OF ALLOWANCE FOR DOUBTFUL LOAN RECEIVABLE	-	-	1,500	-

INTEREST INCOME	688	644	2,889	2,596

INTEREST EXPENSE (A)	4,425	4,573	18,506	21,824

INCOME (LOSS) BEFORE INCOME TAX (BENEFIT) EXPENSE	2,572	(38,215)	3,726	(107,183)

INCOME TAX (BENEFIT) EXPENSE (A)	(598)	(6,714)	1,429	(15,982)

NET PROFIT (LOSS) BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS	3,170	(31,501)	2,297	(91,201)

EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS	49	25	215	114

NET INCOME (LOSS)	3,219	(31,476)	2,512	(91,087)

ADD NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	-	178	246	130

NET INCOME (LOSS) ATTRIBUTABLE TO LESAKA	$3,219	$(31,298)	$2,758	$(90,957)

Net earnings (loss) per share, in United States dollars:
Basic earnings (loss) attributable to Lesaka shareholders	$0.04	$(0.39)	$0.03	$(1.19)
Diluted earnings (loss) attributable to Lesaka shareholders	$0.04	$(0.39)	$0.03	$(1.19)

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Statements of Cash Flows

	Unaudited		Unaudited
	Three months ended		Year ended
	June 30,		June 30,
	2026	2025	2026	2025
	(In thousands)		(In thousands)

Cash flows from operating activities
Net income (loss) (A)	$3,219	$(31,476)	$2,512	$(91,087)
Depreciation and amortization	10,341	10,793	47,346	33,721
Impairment loss	1,431	18,863	4,035	18,863
Movement in allowance for doubtful accounts receivable	3,485	2,312	12,796	8,011
Fair value adjustment related to financial liabilities	(76)	39	(238)	(120)
Loss on disposal of equity securities	-	-	730	-
Loss on impairment/disposal of equity-accounted investments	-	-	584	161
Earnings from equity-accounted investments	(49)	(25)	(215)	(114)
Reversal of allowance for doubtful loans receivable	-	-	(1,500)	-
Gain on deconsolidation of subsidiary	-	-	(848)	-
Change in fair value of equity securities	-	5,676	(2,593)	59,828
Other income	-	-	(3,883)	-
(Profit) Loss on disposal of property, plant and equipment	(71)	66	(316)	13
Movement in interest payable	105	(1,720)	20	4,723
Facility fee amortized	155	209	413	429
Stock-based compensation charge	1,829	2,032	6,969	9,550
Dividends received from equity accounted investments	-	31	105	96
(Decrease) Increase in taxes payable	(942)	(1,139)	402	485
Deferred tax benefit (A)	(4,966)	(7,935)	(9,451)	(21,739)
Decrease (Increase) in accounts receivable	3,569	(5,444)	3,500	1,081
Increase in finance loans receivable	(4,305)	(12,880)	(34,421)	(34,614)
(Increase) Decrease in inventory	(1,888)	(3,797)	6,704	169
Increase (Decrease) in accounts payable and other payables (A)	5,030	5,456	19,793	(12,164)
Deferred consideration included in other payables	-	12,456	-	13,586
Net cash provided by (used in) operating activities	16,867	(6,483)	52,444	(9,122)

Cash flows from investing activities
Capital expenditures	(9,346)	(4,099)	(20,646)	(17,199)
Proceeds from disposal of property, plant and equipment	1,609	218	1,849	1,938
Acquisition of intangible assets	(1,051)	(1,626)	(4,403)	(3,900)
Acquisitions, net of cash acquired	-	8	(11,117)	(12,946)
Acquisition of insurance entity investments	(4,598)	-	(4,598)	-
Cash disposed on disposal of subsidiary	-	-	(165)	-
Proceeds from disposal of equity securities	-	16,441	2,971	16,441
Investment in equity securities	(200)	-	(450)	-
Net change in settlement assets	3,773	(1,065)	10,822	4,324
Net cash (used in) provided by investing activities	(9,813)	9,877	(25,737)	(11,342)

Cash flows from financing activities
Proceeds from bank overdraft	30,295	4,428	123,712	98,616
Repayment of bank overdraft	(46,940)	(4,311)	(129,417)	(90,309)
Long-term borrowings utilized	2,214	565	6,949	190,061
Repayment of long-term borrowings	(1,153)	(1,214)	(13,741)	(149,511)
Acquisition of treasury stock	3,510	(1,047)	(339)	(13,660)
Proceeds from issue of shares	63	6	63	116

Non-refundable deal origination fees	(252)	-	(285)	(970)
Acquisition of non-controlling interests	(3,538)	-	(3,538)	-
Dividends paid to non-controlling interest	-	-	-	(432)
Net change in settlement obligations	(3,954)	1,412	(10,390)	(4,179)
Net cash (used in) provided by financing activities	(19,755)	(161)	(26,986)	29,732

Effect of exchange rate changes on cash	3,542	2,283	5,178	1,453
Net (decrease) increase in cash, cash equivalents and restricted cash	(9,159)	5,516	4,899	10,721
Cash, cash equivalents and restricted cash - beginning of period	90,697	71,123	76,639	65,918
Cash, cash equivalents and restricted cash - end of period	$81,538	$76,639	$81,538	$76,639

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Balance Sheets

	Unaudited	Unaudited
	June 30,	June 30,
	2026	2025
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$81,409	$76,520
Restricted cash	129	119
Accounts receivable, net of allowance of - 2026: $3,207; 2025: $1,753 and other receivables	43,765	42,525
Finance loans receivable, net of allowance of - 2026: $10,119; 2025: $5,244	103,810	74,110
Inventory	20,113	23,551
Total current assets before settlement assets	249,226	216,825
Settlement assets	18,504	27,098
Total current assets	267,730	243,923
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - 2026: $69,766; 2025: $55,086 (Note 1)	50,212	44,924
OPERATING LEASE RIGHT-OF-USE	20,161	9,691
EQUITY-ACCOUNTED INVESTMENTS	295	199
GOODWILL	215,298	199,395
INTANGIBLE ASSETS, net of accumulated amortization of: - 2026: $110,371; 2025: $71,644	123,425	139,215
DEFERRED INCOME TAXES (A)	12,470	10,338
OTHER LONG-TERM ASSETS, including equity securities	9,697	3,809
TOTAL ASSETS	699,288	651,494

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities	20,671	24,469
Accounts payable	23,986	19,867
Other payables (A)	83,262	76,035
Operating lease liability - current	4,408	4,007
Current portion of long-term borrowings	16,114	11,956
Income taxes payable	1,691	1,400
Total current liabilities before settlement obligations	150,132	137,734
Settlement obligations	18,530	26,695
Total current liabilities	168,662	164,429
DEFERRED INCOME TAXES	28,379	33,921
OPERATING LEASE LIABILITY - LONG TERM	19,338	6,129
LONG-TERM BORROWINGS	194,597	188,813
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities	3,988	2,991
TOTAL LIABILITIES	414,964	396,283
REDEEMABLE COMMON STOCK	78,972	88,957

EQUITY
LESAKA EQUITY:
COMMON STOCK
Authorized: 200,000,000 with $0.001 par value;
Issued and outstanding shares, net of treasury: 2026: 83,306,794; 2025: 81,249,097	84	84
PREFERRED STOCK
Authorized shares: 50,000,000 with $0.001 par value;
Issued and outstanding shares, net of treasury: 2026: -; 2025: -	-	-
ADDITIONAL PAID-IN-CAPITAL (A)	152,554	135,505

TREASURY SHARES, AT COST: 2026: 2,548,472; 2025: 3,999,049	(234)	(7,059)
ACCUMULATED OTHER COMPREHENSIVE LOSS (A)	(166,319)	(185,626)
RETAINED EARNINGS (A)	219,267	216,509
TOTAL LESAKA EQUITY	205,352	159,413
NON-CONTROLLING INTEREST	-	6,841
TOTAL EQUITY	205,352	166,254

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS' EQUITY	$699,288	$651,494

Note 1: In October 2025, the Company identified that it had understated its June 30, 2025, cost and accumulated depreciation by $6.5 million. The carrying value of property, plant and equipment reported as of June 30, 2025 was not impacted by the misstatement. Accumulated depreciation has been recast to increase the amount from $48,636 to $55,086.

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Our unaudited condensed consolidated Statements of Operations for the three months and year ended June 30, 2026 and 2025 in ZAR are presented below. We have translated the results of operations information for the three months and year ended June 30, 2026 and 2025, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

Unaudited Condensed Consolidated Statements of Operations

	Unaudited				Unaudited
	Three months ended				Year ended
	June 30,				June 30,
	2026		2025		2026		2025
	(In thousands)				(In thousands)

REVENUE	R	3,104,689	R	3,080,538	R	12,180,962	R	11,980,399

EXPENSE

Cost of goods sold, IT processing, servicing and support (A)		2,070,729		2,196,070		8,289,867		8,845,530
Selling, general and administration (A)		676,794		585,758		2,590,497		2,246,986
Allowance for credit losses		57,413		42,202		215,724		145,871
Depreciation and amortization		170,506		196,633		802,598		612,298
Impairment loss		23,480		334,929		67,116		334,929
Transaction costs related to Adumo, Utilities and Bank Zero acquisitions		1,696		234,549		6,664		291,358

OPERATING INCOME (LOSS)		104,071		(509,603)		208,496		(496,573)
CHANGE IN FAIR VALUE OF EQUITY SECURITIES		-		(101,377)		43,957		(1,089,871)
OTHER INCOME		-		-		65,353		-
LOSS ON IMPAIRMENT/DISPOSAL OF EQUITY-ACCOUNTED INVESTMENT		-		-		10,342		2,886
LOSS ON DISPOSAL OF EQUITY SECURITIES		-		-		12,286		-
REVERSAL OF ALLOWANCE FOR DOUBTFUL LOAN RECEIVABLE		-		-		25,132		-
INTEREST INCOME		11,343		11,761		48,621		47,108
INTEREST EXPENSE(A)		72,984		83,929		313,258		396,649

INCOME (LOSS) BEFORE INCOME TAX (BENEFIT) EXPENSE		42,430		(683,148)		55,673		(1,938,871)

INCOME TAX (BENEFIT) EXPENSE (A)		(9,661)		(119,806)		23,583		(289,008)

NET INCOME (LOSS) BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		52,091		(563,342)		32,090		(1,649,863)

EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		804		449		3,593		2,035
NET INCOME (LOSS)		52,895		(562,893)		35,683		(1,647,828)
ADD NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST		-		3,172		4,155		2,307
NET INCOME (LOSS) ATTRIBUTABLE TO LESAKA	R	52,895	R	(559,721)	R	39,838	R	(1,645,521)

Net earnings (loss) per share, in South African Rands:
Basic earnings (loss) attributable to Lesaka shareholders	R	0.66	R	(6.97)	R	0.51	R	(20.12)
Diluted earnings (loss) attributable to Lesaka shareholders	R	0.66	R	(6.97)	R	0.51	R	(20.12)

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Our unaudited condensed consolidated Statements of Cash Flows for the three months and year ended June 30, 2026 and 2025 in ZAR are presented below. We have translated the cash flow information for the three months and year ended June 30, 2026 and 2025, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

Unaudited Condensed Consolidated Statements of Cash Flows

		Unaudited				Unaudited
		Three months ended				Year ended
		June 30,				June 30,
		2026		2025		2026		2025
		(In thousands)				(In thousands)
Cash flows from operating activities
Net income (loss) (A)	R	52,899	R	(562,893)	R	35,687	R	(1,647,830)
Depreciation and amortization		170,506		196,633		802,598		612,298
Impairment loss		23,480		336,906		67,109		336,906
Movement in allowance for doubtful accounts receivable		57,413		42,202		215,724		145,871
Fair value adjustment related to financial liabilities		(1,243)		674		(4,026)		(2,135)
Loss on disposal of equity securities		-		-		12,286		-
Loss on impairment/disposal of equity-accounted investments		-		-		10,342		2,886
Earnings from equity-accounted investments		(804)		(449)		(3,593)		(2,035)
Reversal of allowance for doubtful loans receivable		-		-		(25,132)		-
Gain on deconsolidation of subsidiary		-		-		(14,208)		-
Change in fair value of equity securities		-		101,377		(43,957)		1,089,871
Other income		-		-		(65,353)		-
Profit (Loss) on disposal of property, plant and equipment		(1,165)		1,185		(5,202)		227
Movement in interest payable		2,106		(28,756)		1,044		88,571
Facility fee amortized		2,556		3,701		6,943		7,690
Stock-based compensation charge		30,103		37,157		117,922		173,470
Dividends received from equity accounted investments		-		554		1,681		1,719
(Decrease) Increase in taxes payable		(15,295)		(19,674)		7,747		9,729
Deferred tax benefit (A)		(81,535)		(142,767)		(158,970)		(394,432)
Decrease (Increase) in accounts receivable		57,148		(100,319)		35,425		20,516
Increase in finance loans receivable		(70,383)		(234,189)		(586,954)		(634,859)
(Increase) Decrease in inventory		(31,574)		(72,474)		112,051		5,592
Increase in accounts payable and other payables (A)		84,564		105,404		344,453		(217,413)
Deferred consideration included in other payables		-		222,528		-		243,231
Net cash provided by (used in) operating activities		278,776		(113,200)		863,617		(160,127)
Cash flows from investing activities
Capital expenditures		(154,122)		(75,209)		(347,348)		(311,358)
Proceeds from disposal of property, plant and equipment		26,506		4,308		31,721		35,514
Acquisition of intangible assets		(17,328)		(29,608)		(74,488)		(71,296)
Acquisitions, net of cash acquired		-		143		(186,041)		(234,014)
Acquisition of insurance entity investments		(75,445)		-		(75,445)		-
Cash disposed on disposal of subsidiary		-		-		(2,777)		-
Proceeds from disposal of equity securities		-		293,648		50,000		293,648
Investment in equity securities		(3,282)		-		(7,490)		-
Net change in settlement assets		61,977		(20,651)		177,524		77,161
Net cash provided by (used in) investing activities		(161,694)		172,631		(434,344)		(210,345)
Cash flows from financing activities
Proceeds from bank overdraft		499,165		79,287		2,084,651		1,768,719
Repayment of bank overdraft		(772,222)		(76,997)		(2,176,779)		(1,646,778)
Long-term borrowings utilized		36,574		10,361		118,043		3,506,248
Repayment of long-term borrowings		(19,009)		(22,215)		(230,881)		(2,752,516)
Acquisition of non-controlling interests		-		-		(59,278)		-
Acquisition of treasury stock		(462)		(18,966)		(5,663)		(240,942)

Proceeds from exercise of stock options		1,035		107		1,035		2,113
Guarantee fee		(4,134)		-		(4,709)		(17,532)
Dividends paid to non-controlling interest		-		-		-		(7,745)
Net change in settlement obligations		(65,016)		27,574		(169,967)		(74,361)
Net cash (used in) provided by financing activities		(324,069)		(849)		(443,548)		537,206
Effect of exchange rate changes on cash		(2,203)		(2,990)		(8,671)		(4,420)
Net (decrease) increase in cash, cash equivalents and restricted cash		(209,190)		55,592		(22,946)		162,314
Cash, cash equivalents & restricted cash - beginning of period		1,547,001		1,305,164		1,360,756		1,198,442
Cash, cash equivalents & restricted cash - end of period	R	1,337,810	R	1,360,756	R	1,337,810	R	1,360,756

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Our unaudited condensed consolidated balance sheets as of June 30, 2026 and 2025 in ZAR are presented below. Amounts included in these balance sheets have been calculated using the $ amounts per our balance sheets presented in U.S. dollars and converted to ZAR using the exchange rates noted below.

Unaudited Condensed Consolidated Balance Sheets

		Unaudited		Unaudited
		June 30,		June 30,
		2026		2025
		(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	R	1,335,694	R	1,358,643
Restricted cash		2,117		2,113
Accounts receivable, net of allowance and other receivables		718,061		755,048
Finance loans receivable, net		1,703,231		1,315,853
Inventory		329,998		418,157
Total current assets before settlement assets		4,089,101		3,849,814
Settlement assets		303,599		481,136
Total current assets		4,392,700		4,330,950
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - 2026: R1,144,665; 2025: R978,074 (Note 1)		823,838		797,644
OPERATING LEASE RIGHT-OF-USE		330,786		172,068
EQUITY-ACCOUNTED INVESTMENTS		4,840		3,533
GOODWILL		3,532,437		3,540,338
INTANGIBLE ASSETS, net of accumulated amortization of- 2026: R1,810,879; 2025: R1,272,068		2,025,059		2,471,818
DEFERRED INCOME TAXES (A)		204,598		183,555
OTHER LONG-TERM ASSETS		159,101		67,630
TOTAL ASSETS		11,473,359		11,567,536

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities		339,153		434,457
Accounts payable		393,543		352,747
Other payables(A)		1,366,096		1,350,032
Operating lease liability - current		72,323		71,146
Current portion of long-term borrowings		264,386		212,284
Income taxes payable		27,745		24,858
Total current liabilities before settlement obligations		2,463,246		2,445,524
Settlement obligations		304,025		473,980
Total current liabilities		2,767,271		2,919,504
DEFERRED INCOME TAXES		465,620		602,281
OPERATING LEASE LIABILITY - LONG TERM		317,282		108,823
LONG-TERM BORROWINGS		3,192,792		3,352,450
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities		65,432		53,106
TOTAL LIABILITIES		6,808,397		7,036,164

TOTAL EQUITY AND REDEEMABLE COMMON STOCK(A)	R	4,664,962	R	4,531,372

Exchange rate $1: ZAR		16.4072		17.7554

Note 1: In October 2025, the Company identified that it had understated its June 30, 2025, cost and accumulated depreciation by ZAR 114.5 million. The carrying value of property, plant and equipment reported as of June 30, 2025 was not impacted by the misstatement. Accumulated depreciation has been recast to increase the amount from ZAR 863,552 to ZAR 978,074.

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Lesaka Technologies, Inc.

Attachment C

Reconciliation of net income (loss) used to calculate loss per share basic and diluted and headline earnings (loss) per share basic and diluted:

Three months ended June 30, 2026 and 2025

	2026	2025

Net income (loss) (USD'000)(A)	3,219	(31,298)
Adjustments:
Impairment loss	1,431	18,863
Profit on sale of property, plant and equipment	(71)	(12)
Tax effects on above	(367)	3

Net income (loss) used to calculate headline earnings (loss) (USD'000)(A)	4,212	(12,444)

Weighted average number of shares used to calculate net earnings (loss) per share basic earnings (loss) and headline earnings (loss) per share basic earnings (loss) ('000)	82,076	81,186

Weighted average number of shares used to calculate net earnings (loss) per share diluted earnings (loss) and headline earnings (loss) per share diluted earnings (loss) ('000)	82,264	81,186

Headline earnings (loss) per share:
Basic, in USD	0.05	(0.15)
Diluted, in USD	0.05	(0.15)

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Year ended June 30, 2026 and 2025

	2026	2025

Net income (loss) (USD'000)(A)	2,758	(90,957)
Adjustments:
Loss on disposal of equity securities	730	-
Net loss on impairment/disposal of equity-accounted investment	584	-
Income recognized related to closure of legacy businesses	(848)	-
Impairment loss	4,035	18,863
Profit on sale of property, plant and equipment	(316)	13
Tax effects on above	472	(4)

Net income (loss) used to calculate headline loss (USD'000)(A)	7,415	(72,085)

Weighted average number of shares used to calculate net income (loss) per share basic loss and headline earnings (loss) per share basic earnings (loss) ('000)	82,088	76,466

Weighted average number of shares used to calculate net earnings (loss) per share diluted earnings (loss) and headline earnings (loss) per share diluted earnings (loss) ('000)	82,249	76,466

Headline earnings (loss) per share:
Basic, in USD	0.09	(0.94)
Diluted, in USD	0.09	(0.94)

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

Calculation of the denominator for headline diluted earnings (loss) per share

	Three months ended June 30,		Year ended June 30,
	2026	2025	2026	2025
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	82,076	81,186	82,088	76,466
Effect of dilutive securities under GAAP	188	-	161	-
Denominator for headline diluted earnings (loss) per share	82,264	81,186	82,249	76,466

Weighted average number of shares used to calculate headline diluted earnings (loss) per share represents the denominator for basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of dilutive securities under GAAP. We use this number of fully diluted shares outstanding to calculate headline diluted earnings (loss) per share because we do not use the two-class method to calculate headline diluted earnings (loss) per share.